                                                                    Exhibit 10.7


                              AMENDED AND RESTATED
                          FINANCIAL ADVISORY AGREEMENT

                  THIS AMENDED AND RESTATED FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into as of February 20, 2002, by and among LIN Television Corporation, a Delaware corporation (together with its successors, the "Company"), LIN Holdings Corp., a Delaware corporation (together with its successors, "Holdings"), LIN TV Corp., a Delaware corporation (f/k/a Ranger Equity Holdings Corporation) (together with its successors, "LIN TV"), Ranger Equity Holdings A Corp., a Delaware corporation (together with its successors, "REHA"), Ranger Equity Holdings B Corp., a Delaware corporation (together with its successors, "REHB" and, together with the Company, Holdings, LIN TV, REHA and REHB, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                  WHEREAS, the Clients and HMCo entered into a Financial Advisory Agreement dated as of March 3, 1998 (as amended, the "Original Financial Advisory Agreement");

                  WHEREAS, LIN TV has filed with the Securities and Exchange Commission a registration statement on Form S-1 (the "Registration Statement") relating to the initial public offering of its Class A Common Stock, par value $0.01 per share (the "IPO");

                  WHEREAS, the Clients and HMCo desire to terminate all future compensation and certain other provisions contained in the Original Financial Advisory Agreement, effective upon the consummation of the IPO (the "Effective Time");

                  WHEREAS, as of the date hereof, the parties hereto have entered into a Termination and Release Agreement, pursuant to which the Monitoring and Oversight Agreement dated March 3, 1998 (as amended, the "Monitoring Agreement") is also being terminated; and

                  WHEREAS, following the Effective Time, and notwithstanding the termination of the on-going compensation provisions of the Original Financial Advisory Agreement, the Clients have requested that HMCo continue to render financial advisory, investment banking and other similar services to them with respect to any future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring or other similar transaction directly involving the Clients or any of their subsidiaries (collectively, "Transactions").

                  NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and obligations set forth in this Agreement, the Original Financial Advisory Agreement is hereby amended and restated in its entirety as follows:

                  1. Termination Payment. At the Effective Time and in consideration for the execution of this Agreement to amend and restate the rights and obligations of the parties under the Original Financial Advisory Agreement, including, but not limited to, the termination of all future compensation obligations under the Original Financial Advisory Agreement, LIN TV shall (i) issue a stock purchase warrant to HMCo, in substantially the form attached hereto as Exhibit A, which grants HMCo a warrant exercisable for the number of shares (rounded to the nearest whole share) of its Class B Common Stock, as is determined by dividing $6,375,000 by the Fair Market Value (as defined below) of a share of LIN TV's Class A Common Stock and (ii)
(A) in the event that the merger of Sunrise Television Corp. ("Sunrise") with and into LIN TV (the "Merger") and the proposed sale (the "North Dakota Sale") of the North Dakota stations of STC Broadcasting, Inc. ("STC"), a subsidiary of Sunrise, to Smith Television of North Dakota, Inc. and/or its affiliates have occurred prior to the IPO, transfer to HMCo any consideration (the "Excess Consideration"), including the proposed promissory note in the principal amount of $9,625,000 to be received by STC in connection with the North Dakota Sale, in excess of $28,875,000 in cash or (B) in the event that the Merger and the North Dakota Sale have not occurred prior to the Effective Time, promptly following the Merger and the North Dakota Sale, transfer to HMCo the Excess Consideration; provided, however, that if for any reason, the Merger or the North Dakota Sale is terminated, then, within ten (10) days of such occurrence LIN TV shall pay to HMCo by wire transfer of immediately available funds $9,625,000. For purposes hereof, "Fair Market Value" shall mean the public offering price per share of LIN TV's Class A Common Stock in the IPO, less underwriting discounts and commissions and $0.01. Notwithstanding the foregoing, it is acknowledged and agreed that although an aggregate amount of consideration is expressed herein, one-half of the consideration described in this Section 1 to be received by HMCo is attributable to, in consideration for, and being given in respect of, the termination of the future compensation obligations under the Original Financial Advisory Agreement and one-half is attributable to, in consideration for, and being given in respect of the termination of the Monitoring Agreement.

                  2. Retention. Each of the Clients acknowledges that it has retained HMCo as its financial advisor on a non-exclusive basis in connection with any Transactions that may be consummated during the term of this Agreement. HMCO agrees that it shall provide such financial advisory, investment banking and other similar services in connection with any such Transaction as may be requested from time to time by the appropriate board of directors of any particular Client at no additional cost or expense to the Clients, other than the obligations of the Clients under Sections 4 and 5 hereof.

                  3. Term. The term of this Agreement shall continue until the earlier to occur of (a) March 3, 2008, and (b) the date on which affiliates of HMCo no longer own shares of capital stock of the Clients.

                  4. Reimbursement of Expenses. The Clients agree to reimburse HMCo, promptly following demand thereof, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by HMCo in connection with the performance by it of the services contemplated by
Section 2 hereof.

                  5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), if any, agents and employees (HMCo, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person's negligence and fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with the Clients' consent or in conformity with the Clients' instructions or the Clients' actions or omissions or (B) are otherwise related to or arise out of the services provided by HMCo hereunder, and will reimburse each Indemnified Person for all costs and expenses, including fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from the Indemnified Person's bad faith, gross negligence or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to the Clients for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by the Clients that have resulted primarily from HMCo's or such Indemnified Person's had faith, gross negligence or willful misconduct. The Clients further agree that none of them will, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH OF THE CLIENTS HEREBY ACKNOWLEDGE THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

                  The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. The Clients hereby consent to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against HMCo or any other Indemnified Person.

                  It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for the Clients in one or more additional capacities, and that the terms of this engagement or any such additional engagements may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

                  The Clients further understand and agree that if HMCo is asked to furnish the Clients a financial opinion letter or act for the Clients in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

                  6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by the Clients to it solely in its capacity as a financial advisor, unless the Clients consent to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

                  7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

                  8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

                  9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

                  10. Other Understandings. As of the Effective Time, all discussions, understandings and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto and, as of the Effective Time, the Original Financial Advisory Agreement is amended and restated in its entirety by the terms hereof.

                  11. Termination. This Agreement shall automatically terminate without any further action of the parties hereto upon the withdrawal by LIN TV of the Registration Statement or the failure of the Effective Time to occur on or before August 1, 2002. Upon the termination of this Agreement pursuant to this Section 11, the parties acknowledge and agree that the Original Financial Advisory Agreement shall not be amended or restated as provided herein and shall remain in full force and effect.

              [The remainder of this page is intentionally blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        HICKS, MUSE & CO. PARTNERS, L.P.,

                                        By:  HM PARTNERS INC., its general
                                             partner


                                             By: /s/ DAVID W. KNICKEL
                                                --------------------------------
                                             Name: David W. Knickel
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------


                                        LIN TELEVISION CORPORATION


                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------


                                        LIN HOLDINGS CORP.


                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------


                                        LIN TV CORP.


                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------


                                        RANGER EQUITY HOLDINGS A CORP.


                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------

                                        RANGER EQUITY HOLDINGS B CORP.


                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------